Exhibit 99.B(n)(B)

FORM OF

FUNDVANTAGE TRUST(1)

APPENDIX A

TO THE

MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

(As Amended and Restated on December 17, 2014)

Series/Share Class	Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge(“CDSC”)/ Holding Period (2)	Maximum Rule 12b-1 Fees(3)	Maximum Shareholder Service Fees	Redemption Fee/Holding Period(4)
1. Cutwater High Yield Fund
Class A	4.00%	None	0.25%	None	1%/60 days
Class C	None	1%/1 Year	1.00%	None	1%/60 days
Institutional	None	None	None	None	1%/60 days
2. Cutwater Investment Grade Bond Fund
Class A	4.00%	None	0.25%	None	1%/60 days
Class C	None	1%/1 Year	1.00%	None	1%/60 days
Institutional	None	None	None	None	1%/60 days

(1)  The following nine (10) series of the Trust are not included in this plan because such series currently only issue a single class of shares:  (1) Pemberwick Fund, (2) Pacific Capital Tax-Free Securities Fund, (3) Pacific Capital Tax-Free Short Intermediate Securities Fund, (4) Gotham Absolute Return Fund, (5) Gotham Enhanced Return Fund, (6) Gotham Neutral Fund, (7) Gotham Absolute 500 Fund, (8) Gotham Enhanced 500 Fund (9) Gotham Total Return Fund and (10) Pacific Capital U.S. Government Money Market Fund.

(2)   A CDSC of 1.00% may be assessed on certain redemptions of Class A Shares made within: (i) 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more for the Cutwater High Yield Fund, Cutwater Investment Grade Bond Fund, Cutwater Multi-Sector Inflation Protection Fund, Cutwater Municipal Bond Inflation Protection Fund, Lateef Fund, WHV International Equity Fund, WHV/Seizert Small Cap Value Equity Fund, WHV/EAM International Small Cap Equity Fund; WHV/EAM Emerging Markets Small Cap Equity Fund; WHV/Acuity Tactical Credit Long/Short Fund, Estabrook Value Fund, Estabrook Investment Grade Fixed Income Fund, EIC Value Fund. SkyBridge Dividend Value Fund, [Polen Growth Fund and Polen Capital Global Growth]; (ii) 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more for the Timberline Small Cap Growth Fund, Boston Advisors Broad Allocation Strategy Fund, Quality Dividend Fund, Sirios Focus Fund, Bradesco Latin American Equity Fund, and Bradesco Latin American Hard Currency Bond Fund; and (iii) 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $750,000 or more for the Private Capital Management Value Fund.

(3)  Class C shares are subject to a distribution fee and service fee, each pursuant to Rule 12b-1, of 0.75% and 0.25%, respectively.

(4)  Redemption fee is calculated as a percentage of the amount redeemed.  The redemption fee is retained by the applicable Fund and is withheld from redemption proceeds.

Series/Share Class	Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge(“CDSC”)/ Holding Period (2)	Maximum Rule 12b-1 Fees(3)	Maximum Shareholder Service Fees	Redemption Fee/Holding Period(4)
3. Cutwater Multi-Sector Inflation Protection Fund
Class A	4.00%	None	0.25%	None	1%/60 days
Class C	None	1%/1 Year	1.00%	None	1%/60 days
Institutional	None	None	None	None	1%/60 days
4. Cutwater Municipal Bond Inflation Protection Fund
Class A	4.00%	None	0.25%	None	1%/60 days
Class C	None	1%/1 Year	1.00%	None	1%/60 days
Institutional	None	None	None	None	1%/60 days
5. Lateef Fund
Class A	5.00%	None	0.25%	None	2%/30 days
Class C	None	None	1.00%	None	2%/30 days
Class I	None	None	None	None	2%/30 days
6. WHV International Equity Fund
Class A	5.75%	None	0.25%	None	2%/60 days
Class C	None	1%/1 Year	1.00%	None	2%/60 days
Class I	None	None	None	None	2%/60 days
7. WHV/Seizert Small Cap Value Equity Fund
Class A	5.75%	None	0.25%	None	2%/60 days
Class C	None	1%/1 Year	1.00%	None	2%/60 days
Class I	None	None	None	None	2%/60 days
8. WHV/EAM International Small Cap Equity Fund
Class A	5.75%	None	0.25%	None	2%/60 days
Class I	None	None	None	None	2%/60 days
9. WHV/EAM Emerging Markets Small Cap Equity Fund
Class A	5.75%	None	0.25%	None	2%/60 days
Class I	None	None	None	None	2%/60 days
10. WHV/Acuity Tactical Credit Long/Short Fund
Class A	5.75%	None	0.25%	None	2%/60 days
Class C	None	1%/1 Year	1.00%	None	2%/60 days
Class I	None	None	None	None	2%/60 days
11. Private Capital Management Value Fund
Class A	5.00%	None	0.25%	None	2%/30 days
Class C	None	1%/1 Year	1.00%	None	2%/30 days
Class I	None	None	None	None	2%/30 days

Series/Share Class	Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge(“CDSC”)/ Holding Period (2)	Maximum Rule 12b-1 Fees(3)	Maximum Shareholder Service Fees	Redemption Fee/Holding Period(4)
Class R	None	None	0.50%	None	2%/30 days
12. Estabrook Value Fund
Class A	5.75%	None	0.25%	None	1%/90 days
Class C	None	None	1.00%	None	1%/90 days
Class I	None	None	None	None	1%/90 days
Class R	None	None	0.50%	None	1%/90 days
13. Estabrook Investment Grade Fixed Income Fund
Class A	3.75%	None	0.25%	None	1%/90 days
Class C	None	None	1.00%	None	1%/90 days
Class I	None	None	None	None	1%/90 days
Class R	None	None	0.50%	None	1%/90 days
14. Polen Growth Fund
[Class A]	[TBD]	[TBD]	[TBD]	[TBD]	[TBD]
[Class C]	[TBD]	[TBD]	[TBD]	[TBD]	[TBD]
Retail Class (Class A)	None	None	0.25%	None	2%/60 days
Institutional Class	None	None	None	None	2%/60 days
15. Polen Global Growth Fund
Class A	[5.50%]	[None]	[0.25%]	[None]	[2%/60 days]
Class C	[None]	[1%/12 Months]	[1.00%]	[None]	[2%/60 days]
Retail Class	None	None	0.25%	None	2%/60 days
Institutional Class	None	None	None	None	2%/60 days
16. DuPont Capital Emerging Markets Fund
Class I	None	None	None	None	2%/60 days
17. DuPont Capital Emerging Markets Debt Fund
Class I	None	None	None	None	2%/60 days
18. Montibus Small Cap Growth Fund
Class A	5.75%	None	0.25%	None	1%/60 days
Advisor Class	None	None	0.25%	None	1%/60 days
Institutional Class	None	None	None	None	1%/60 days
19. EIC Value Fund
Class A	5.50%	None	0.25%	None	2%/30 days
Class C	None	1%/18 Months	1.00%	None	2%/30 days
Retail Class	None	None	0.25%	None	2%/30 days
Institutional Class	None	None	None	None	2%/30 days
20. Quality Dividend Fund

Series/Share Class	Maximum Initial Sales Charge	Maximum Contingent Deferred Sales Charge(“CDSC”)/ Holding Period (2)	Maximum Rule 12b-1 Fees(3)	Maximum Shareholder Service Fees	Redemption Fee/Holding Period(4)
Class A	5.75%	None	0.25%	None	1%/60 days
Class C	None	1%/12 Months	1.00%	None	1%/60 days
Institutional Class	None	None	None	None	1%/60 days
21. Sirios Focus Fund
Class A	5.50%	None	0.25%	None	2%/30 days
Class C	None	1%/12 Months	1.00%	None	2%/30 days
Retail Class	None	None	0.25%	None	2%/30 days
Institutional Class	None	None	None	None	2%/30 days
22. Bradesco Latin American Equity Fund
Class A	5.50%	None	0.25%	None	2%/30 days
Class C	None	1%/12 Months	1.00%	None	2%/30 days
Retail Class	None	None	0.25%	None	2%/30 days
Institutional Class	None	None	None	None	2%/30 days
23. Bradesco Latin American Hard Currency Bond Fund
Class A	5.50%	None	0.25%	None	2%/30 days
Class C	None	1%/12 Months	1.00%	None	2%/30 days
Retail Class	None	None	0.25%	None	2%/30 days
Institutional Class	None	None	None	None	2%/30 days
24. Mount Lucas U.S. Focused Equity Fund
Class I	None	None	None	None	None
Class II	None	None	None	0.25%	None
25. SkyBridge Dividend Value Fund
Class A	5.75%	None	0.25%	None	None
Class C	None	1%/18 Months	1.00%	None	None
Class I	None	None	None	None	None